Exhibit 10.6

CRR PROPERTY INTERCREDITOR AGREEMENT

This CRR PROPERTY INTERCREDITOR AGREEMENT (this “Agreement”) dated as of [•], 20[•] is entered into by and among:

•	Appalachian Power Company, a Virginia corporation (in its individual capacity, “APCo”);

•	Wheeling Power Company, a West Virginia corporation (in its individual capacity, “WPCo”);

•	APCo, in its capacity as the initial servicer of the APCo Initial CRR Property referred to below (including any successor in such capacity, the “APCo Initial Servicer”);

•

APCo, in its capacity as an initial servicer of both (a) the APCo Issuer Share of Joint CRR Property referred to below and (b) the WPCo Issuer Share of Joint CRR Property (including any successor in such capacity, the “APCo Joint Servicer”);

•

WPCo, in its capacity as an initial servicer of (a) the APCo Issuer Share of Joint CRR Property referred to below and (b) the WPCo Issuer Share of Joint CRR Property referred to below (including any successor in such capacity, the “WPCo Joint Servicer” and, together with the APCo Joint Servicer, the “Joint Servicers”);

•	Appalachian Consumer Rate Relief Funding LLC, a Delaware limited liability company (the “APCo Initial Bond Issuer”);

•	Appalachian Consumer Rate Relief Funding II LLC, a Delaware limited liability company (the “APCo Joint Bond Issuer”);

•	Wheeling Consumer Rate Relief Funding LLC, a Delaware limited liability company (the “WPCo Joint Bond Issuer” and, together with the APCo Joint Bond Issuer, the “Joint Bond Issuers”);

•

U.S. Bank National Association, a national banking association (“USBNA”), not in its individual capacity but solely in its capacity as securities intermediary and account bank for the Joint Collection Account referred to below (the “JCA Securities Intermediary”);

•

U.S. Bank Trust Company, National Association, a national banking association (“USBTC”) (as assignee of USBNA), not in its individual capacity but solely in its capacity as indenture trustee (including any successor in such capacity, the “APCo Initial Bond Trustee”) under the APCo Initial Indenture referred to below;

•

USBTC, not in its individual capacity but solely in its capacity as indenture trustee (including any successor in such capacity, the “APCo Joint Bond Trustee”) under the APCo Joint Bond Indenture referred to below;

•

USBTC, not in its individual capacity but solely in its capacity as indenture trustee (including any successor in such capacity, the “WPCo Joint Bond Trustee”) under the WPCo Joint Bond Indenture referred to below; and

•	APCo, in its capacity as APCo Collection Agent (as defined below) for the benefit of the APCo Initial Servicer, the APCo Joint Servicer and the WPCo Joint Servicer.

APCO INITIAL CRR PROPERTY, CHARGES AND BONDS

WHEREAS, pursuant to the terms of the CRR Property Purchase and Sale Agreement dated as of November 15, 2013, between the APCo Initial Bond Issuer and APCo, in its capacity as seller (as it may hereafter from time to time be amended, restated or modified, the “APCo Initial Sale Agreement”), APCo has sold to the APCo Initial Bond Issuer certain assets known as “CRR Property” which includes the “CRR Charges” (each as defined in the APCo Initial Indenture; as used herein, the “APCo Initial CRR Property” and the “APCo Initial CRR Charges”);

WHEREAS, pursuant to the terms of the Indenture dated as of November 15, 2013, among the APCo Initial Bond Issuer and the APCo Initial Bond Trustee, in its capacity as indenture trustee, and USBNA, in its capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “APCo Initial Indenture”), the APCo Initial Bond Issuer, among other things, has granted to the APCo Initial Bond Trustee a security interest in certain of its assets, including the APCo Initial CRR Property, to secure, among other things, the “Consumer Rate Relief Bonds” issued pursuant to, and as defined in, the APCo Initial Indenture (the “APCo Initial Bonds”);

WHEREAS, pursuant to the terms of the CRR Property Servicing Agreement dated as of November 15, 2013, between the APCo Initial Bond Issuer and the APCo Initial Servicer (as it may hereafter from time to time be amended, restated or modified, the “APCo Initial Servicing Agreement”), the APCo Initial Servicer has agreed to provide for the benefit of the APCo Initial Bond Issuer servicing functions with respect to the APCo Initial CRR Charges;

APCO ISSUER SHARE OF JOINT CRR PROPERTY, CHARGES AND BONDS

WHEREAS, pursuant to the terms of the Consumer Rate Relief Property Purchase and Sale Agreement dated as of [•], 20[•], between the APCo Joint Bond Issuer and APCo, in its capacity as seller (as it may hereafter from time to time be amended, restated or modified, the “APCo Joint Bond Sale Agreement”), APCo has sold to the APCo Joint Bond Issuer certain assets known as “CRR Property” which includes the “CRR Charges” (each as defined in the APCo Joint Bond Indenture; as used herein, the “APCo Issuer Share of Joint CRR Property” and the “APCo Issuer Share of Joint CRR Charges”, respectively);

WHEREAS, pursuant to the terms of the Indenture dated as of [•], 20[•], among the APCo Joint Bond Issuer and the APCo Joint Bond Trustee, in its capacity as indenture trustee, and USBNA, in its capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented by a Series Supplement, such Series Supplement and Indenture being collectively referred to herein as the “APCo Joint Bond Indenture”), the APCo Joint Bond Issuer, among other things, has granted to the APCo Joint Bond Trustee, a security interest in certain of its assets, including the APCo Issuer Share of Joint CRR Property, to secure, among other things, the “Consumer Rate Relief Bonds” issued pursuant to, and as defined in, the APCo Joint Bond Indenture (“APCo Joint Bonds”);

WHEREAS, pursuant to the terms of the CRR Property Servicing Agreement dated as of [•], 20[•], between the APCo Joint Bond Issuer and the APCo Joint Servicer (as it may hereafter from time to time be amended, restated or modified, the “APCo Issuer Servicing Agreement”), the APCo Joint Servicer has agreed to provide for the benefit of the APCo Joint Bond Issuer servicing functions with respect to the APCo Issuer Share of Joint CRR Charges;

WPCO ISSUER SHARE OF JOINT CRR PROPERTY, CHARGES AND BONDS

WHEREAS, pursuant to the terms of the CRR Property Purchase and Sale Agreement dated as of [•], 20[•], between the WPCo Joint Bond Issuer and WPCo, in its capacity as seller (as it may hereafter from time to time be amended, restated or modified, the “WPCo Joint Bond Sale Agreement”), WPCo has sold to the WPCo Joint Bond Issuer certain assets known as “CRR Property” which includes the “CRR Charges” (each as defined in the WPCo Joint Bond Indenture; as used herein, the “WPCo Issuer Share of Joint CRR Property” and the “WPCo Issuer Share of Joint CRR Charges”, respectively);

WHEREAS, pursuant to the terms of the Indenture dated as of [•], 20[•], among the WPCo Joint Bond Issuer and the WPCo Joint Bond Trustee, in its capacity as indenture trustee, and USBNA, in its capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented by a Series Supplement, such Series Supplement and Indenture being collectively referred to herein as the “WPCo Joint Bond Indenture” and, together with the APCo Initial Indenture and the APCo Joint Bond Indenture, the “Indentures”), the WPCo Joint Bond Issuer, among other things, has granted to the WPCo Joint Bond Trustee a security interest in certain of its assets, including the CRR Property, to secure, among other things, the “Consumer Rate Relief Bonds” issued pursuant to, and as defined in, the WPCo Joint Bond Indenture (the “WPCo Joint Bonds” and, together with the APCo Initial Bonds and the APCo Joint Bonds, the “CRR Bonds”);

WHEREAS, pursuant to the terms of the CRR Property Servicing Agreement dated as of [•], 20[•], between the WPCo Joint Bond Issuer and the WPCo Joint Servicer (as it may hereafter from time to time be amended, restated or modified, the “WPCo Issuer Servicing Agreement” and, together with the APCo Initial Servicing Agreement and the APCo Issuer Servicing Agreement, the “Servicing Agreements”), the WPCo Joint Servicer has agreed to provide for the benefit of the WPCo Joint Bond Issuer servicing functions with respect to the CRR Charges;

GENERAL

WHEREAS, (a) the APCo Initial Servicer, the APCo Joint Servicer and the WPCo Joint Servicer are collectively referred to herein as the “Servicers”;

WHEREAS, (a) the APCo Initial Servicer, the APCo Initial Bond Issuer and the APCo Initial Bond Trustee are collectively referred to herein as the “APCo Initial Bond Parties”; (b) the WPCo Joint Servicer, the APCo Joint Servicer, the APCo Joint Bond Issuer and the APCo Joint Bond Trustee are collectively referred to herein as the “APCo Joint Bond Parties”; and (c) the APCo Joint Servicer, the WPCo Joint Servicer, the WPCo Joint Bond Issuer and the WPCo Joint Bond Trustee are collectively referred to herein as the “WPCo Joint Bond Parties”;

WHEREAS, the APCo Issuer Share of Joint CRR Charges and the WPCo Issuer Share of Joint CRR Charges are collectively referred to herein as the “Joint CRR Charges”;

WHEREAS, (a) the APCo Issuer Share of Joint CRR Property and the WPCo Issuer Share of Joint CRR Property are collectively referred to herein as the “Joint CRR Property” and the Joint CRR Property together with the APCo Initial CRR Property is referred to as “CRR Property”; and (b) the APCo Initial CRR Charges and the Joint CRR Charges are collectively referred to herein as the “Aggregate CRR Charges”;

WHEREAS, the APCo Joint Bond Issuer and the WPCo Joint Bond Issuer have opened a joint account for the deposit of Joint CRR Charge collections in accordance with the requirements of the APCo Joint Bond Indenture and the WPCo Joint Bond Indenture (the “Joint Collection Account”); and

WHEREAS, the APCo Initial Bond Parties, the APCo Joint Bond Parties and the WPCo Joint Bond Parties will enter into one or more joinders to, and become parties to, the Intercreditor Agreement, dated as of September 7, 2022, as amended and restated as of December 9, 2024, by and among AEP Credit, Inc., JPMorgan Chase Bank, N.A., as administrative agent and control agent, and the issuers, servicers and indenture trustees from time to time party thereto (the “Receivables Intercreditor Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The APCo Initial Bond Parties, the APCo Joint Bond Parties and the WPCo Joint Bond Parties hereby acknowledge as follows:

(a) the ownership interest of the APCo Initial Bond Issuer in the APCo Initial CRR Property, including the APCo Initial CRR Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the APCo Initial Bond Trustee for the benefit of itself, the holders of the APCo Initial Bonds and any other “Secured Parties” (as defined in the APCo Initial Indenture) in the APCo Initial CRR Property (collectively, the “APCo Initial Secured Parties”);

(b) the ownership interest of the APCo Joint Bond Issuer in the APCo Issuer Share of CRR Property, including the APCo Issuer Share of Joint CRR Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the APCo Joint Bond Trustee for the benefit of itself, the holders of the APCo Joint Bonds and any other “Secured Parties” (as defined in the APCo Joint Bond Indenture) in the APCo Issuer Share of Joint CRR Property (collectively, the “APCo Joint Bond Secured Parties”); and

(c) the ownership interest of the WPCo Joint Bond Issuer in the WPCo Issuer Share of Joint CRR Property, including the WPCo Issuer Share of Joint CRR Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the WPCo Joint Bond Trustee for the benefit of itself, the holders of the WPCo Joint Bonds and any other “Secured Parties” (as defined in the WPCo Joint Bond Indenture) in the WPCo Issuer Share of Joint CRR Property (collectively, the “WPCo Joint Bond Secured Parties”); and

SECTION 2. Deposit Accounts.

(a) The APCo Initial Bond Parties, the APCo Joint Bond Parties and the WPCo Joint Bond Parties each acknowledge that (i) collections with respect to the APCo Initial CRR Property and the APCo Issuer Share of Joint CRR Property may from time to time be deposited into a designated account of APCo (the “APCo Deposit Accounts”) and (ii) collections with respect to the WPCo Issuer Share of Joint CRR Property may from time to time be deposited into a designated account of WPCo (the “WPCo Deposit Accounts” and together with the APCo Deposit Accounts, the “Deposit Accounts”).

(b) Subject to Section 4, the APCo Initial Servicer, the APCo Joint Servicer and the WPCo Joint Servicer hereby appoint APCo to act as, and APCo agrees to act as, collection agent with respect to collections of CRR Charges from APCo’s retail electric customers (in such capacity, the “APCo Collection Agent”), and in such capacity APCo agrees to:

(i) maintain the APCo Deposit Accounts for the benefit of the APCo Initial Bond Parties, APCo Joint Bond Parties and the WPCo Joint Bond Parties as their respective interests may appear;

(ii) allocate and remit funds from the APCo Deposit Accounts at the times specified in the respective Indentures and Servicing Agreements, to (A) the APCo Initial Bond Trustee in the case of collections relating to the APCo Initial CRR Property and (B) to the Joint Collection Account in the case of collections relating to the APCo Issuer Share of Joint CRR Property and WPCo Issuer Share of Joint CRR Property; provided that, to the extent the combined amounts of remittance by APCo’s retail electric customers are insufficient to satisfy amounts owed in respect of the APCo Initial CRR Charges, the APCo Issuer Share of Joint CRR Charges billed to such APCo retail electric customers, the WPCo Issuer Share of Joint CRR Charges billed to such APCo retail electric customers and the applicable Receivables (as defined in the Receivables Intercreditor Agreement), such allocation and remittances shall be made as follows:

A.	(x) as between the Aggregate CRR Charges, on one side, and the Receivables, on the other side, in accordance with the terms of the Receivables Intercreditor Agreement; and

B.	(y) as among such Aggregate CRR Charges:

(1) on a pro rata basis among the APCo Initial CRR Charges, the APCo Issuer Share of Joint CRR Charges billed to APCo’s retail electric customers and the WPCo Issuer Share of Joint CRR Charges billed to APCo’s retail electric customers, in each case other than late payment penalties, based on the amounts of such Aggregate CRR Charges (other than late payment penalties) then due and owing relative to the total amount of Aggregate CRR Charges billed to APCo’s retail electric customers; and

(2) in the event a late-payment penalty is received in respect of such Aggregate CRR Charges, allocations and remittances of such late payment penalties shall be made on a pro rata basis among the APCo Initial CRR Charges, the APCo Issuer Share of Joint CRR Charges billed to APCo’s retail electric customers and the WPCo Issuer Share of Joint CRR Charges billed to APCo’s retail electric customers based on the amounts of such Aggregate CRR Charges in respect of which such penalties were owed;

(iii) by joint written instruction to the JCA Control Agent with the WPCo Joint Servicer (or in the case of conflicting instructions or a failure to agree on joint action, at the direction of the APCo Collection Agent), allocate and remit funds from the Joint Collection Account at the times, and in the amounts, specified in the APCo Joint Bond Indenture, the WPCo Joint Bond Indenture, the APCo Issuer Servicing Agreement and the WPCo Issuer Servicing Agreement to (A) the APCo Joint Bond Trustee in the case of funds relating to the APCo Joint Bond Issuer’s interest in the Joint Collection Account and (B) the WPCo Joint Bond Trustee in the case of funds relating to WPCo Joint Bond Issuer’s interest in the Joint Collection Account; provided that, to the extent the funds in the Joint Collection Account are insufficient to satisfy amounts owed in respect of the APCo Joint Bonds and the WPCo Joint Bonds, such allocation and remittances shall be made on a pro rata basis based on the principal of APCo Joint Bonds and WPCo Joint Bonds that are outstanding at such time; and

(iv) maintain records as to the amounts deposited into the APCo Deposit Accounts, the amounts remitted therefrom and the allocation as provided in subsections (ii) and (iii) of this Section 2(b).

(c) Subject to Section 4, the WPCo Joint Servicer agrees to:

(i) maintain the WPCo Deposit Accounts for the benefit of the APCo Joint Bond Parties and the WPCo Joint Bond Parties as their respective interests may appear;

(ii) allocate and remit funds from the WPCo Deposit Accounts at the times specified in the APCo Joint Bond Indenture, the WPCo Joint Bond Indenture, the APCo Issuer Servicing Agreement and the WPCo Issuer Servicing Agreement to the Joint Collection Account;

(iii) by joint written instruction to the JCA Control Agent with the APCo Joint Servicer (or in the case of conflicting instructions or a failure to agree on joint action, at the direction of the APCo Joint Servicer acting on behalf of the WPCo Joint Servicer), allocate and remit funds from the Joint Collection Account at the times, and in the amounts, specified in the APCo Joint Bond Indenture, the WPCo Joint Bond Indenture, the APCo Issuer Servicing Agreement and the WPCo Issuer Servicing Agreement to (A) the APCo Joint Bond Trustee in the case of funds relating to the APCo Joint Bond Issuer’s interest in the Joint Collection Account and (B) the WPCo Joint Bond Trustee in the case of funds relating to WPCo Joint Bond Issuer’s interest in the Joint Collection Account; provided that, to the extent the funds in the Joint Collection Account are insufficient to satisfy any payment required to be made therefrom or amounts owed in respect of the APCo Joint Bonds and the WPCo Joint Bonds, any resulting shortfall shall be borne on a pro rata basis between the APCo Issuer and the WPCo Issuer based on the principal of APCo Joint Bonds and WPCo Joint Bonds that are outstanding at such time; and

(iv) maintain records as to the amounts deposited into the WPCo Deposit Accounts, the amounts remitted therefrom and the allocation as provided in subsections (ii) and (iii) of this Section 2(c).

(d) The APCo Initial Bond Trustee, the APCo Initial Bond Issuer, the APCo Joint Bond Trustee, the APCo Joint Bond Issuer, the WPCo Joint Bond Trustee and the WPCo Joint Bond Issuer shall each have the right to require an accounting from time to time of collections, allocations and remittances by the APCo Collection Agent relating to the APCo Deposit Accounts.

(e) The APCo Joint Bond Trustee, the APCo Joint Bond Issuer, the WPCo Joint Bond Trustee and the WPCo Joint Bond Issuer shall each have the right to require an accounting from time to time of collections, allocations and remittances by the WPCo Joint Servicer relating to the WPCo Deposit Accounts.

(f) Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement and the other Basic Documents (as defined in the Indentures).

(g) Control over Joint Collection Account.

(i) The parties hereto acknowledge that the Joint Collection Account is subject to (A) a security interest of the APCo Joint Bond Trustee with respect to APCo Issuer Share of Joint CRR Property and the proceeds thereof, (B) a security interest of the WPCo Joint Bond Trustee with respect to the WPCo Issuer Share of Joint CRR Property and the proceeds thereof, and (C) the [Account Control Agreement], dated as of [•] (together with any replacements thereof and any additional control agreement in respect of the Joint Collection Account, the “JCA Control Agreement”), among the JCA Control Agent (as defined below), the JCA Securities Intermediary, the APCo Joint Bond Issuer and the WPCo Joint Bond Issuer.

(ii) The APCo Joint Bond Trustee and the WPCo Joint Bond Trustee hereby appoint USBTC, to act as, and USBTC agrees to act as, control agent (in such capacity, the “JCA Control Agent”) to exercise the rights under the JCA Control Agreement to issue instructions to the applicable account banks directing disposition of the available funds in the Joint Collection Account without further consent of APCo or WPCo for the benefit of the APCo Joint Bond Trustee and WPCo Joint Bond Trustee and the corresponding bondholders, as their interests may appear, as provided herein, for the purpose of (A) establishing control over the Joint Collection Account to perfect the respective security interests of APCo Joint Bond Trustee and the WPCo Joint Bond Trustee in the Joint Collection Account and the Joint CRR Charges and proceeds thereof and Joint CRR Property held in the Joint Collection Account and (B) enforcing such security interests in accordance with Section 2(g)(ii) below. References herein to JCA Control Agent are limited to USBTC, acting as control agent under the JCA Control Agreement, and shall not be imputed to USBTC in other capacities.

(iii) The JCA Control Agent in its capacity as such shall take only the following actions:

(A) except when a control notice with respect to the Joint Collection Account is in effect, on or prior to the dates when payments are due with respect to the APCo Joint Bonds or the WPCo Joint Bonds, disburse funds in the Joint Collection Account at the joint written direction of the APCo Collection Agent and the APCo Joint Servicer (or in the case of conflicting instructions or a failure to agree on joint action, at the written direction of the APCo Collection Agent) to the APCo Joint Bond Trustee, the WPCo Joint Bond Trustee or other payee, as applicable, in accordance with the APCo Joint Bond Indenture and the WPCo Joint Bond Indenture;

(B) delivering a control notice to the JCA Securities Intermediary to effect the JCA Control Agent’s dominion over the Joint Collection Account upon receipt of a written notice from APCo Joint Bond Trustee or WPCo Joint Bond Trustee to the effect that APCo Joint Servicer or WPCo Joint Servicer, as applicable, is in default under the provisions of the applicable Servicing Agreement or an event of default has occurred under the applicable Indenture;

(C) following delivery of a control notice, delivering written payment instructions to each account bank to remit Joint CRR Charges and proceeds thereof solely in accordance with written reports provided by each Servicer, respectively (which may be provided directly to the account banks if so directed by the JCA Control Agent);

(D) instructing the JCA Securities Intermediary to release funds to APCo Joint Bond Trustee or WPCo Joint Bond Trustee, as applicable, based on a final, non-appealable order from a court of competent jurisdiction; and

(E) instructing the JCA Securities Intermediary to release funds to APCo Joint Bond Trustee or WPCo Joint Bond Trustee as agreed between the Trustees or APCo Joint Servicer and WPCo Joint Servicer on behalf of the Trustees.

The JCA Control Agent shall have no liability to APCo Joint Bond Trustee or WPCo Joint Bond Trustee or any corresponding bondholders for distributions made in accordance with the foregoing.

(iv) The JCA Control Agent shall be entitled to the fees separately agreed in writing for its services hereunder, and its fees, expenses and indemnity amounts shall be allocated between the APCo Joint Bond Issuer and the WPCo Joint Bond Issuer in accordance with the APCo Proportion and WPCo Proportion (each as defined in the applicable Indenture), respectively, except that any such amount solely attributable to one such issuer or its related CRR Bonds, Servicer or Trustee shall be allocated solely to such issuer, in each case subject to the priorities and limitations of the applicable Indenture. APCo and WPCo hereby agree to indemnify and hold harmless the JCA Control Agent and its officer, directors, employees and agents from and against any and all cost, damage, loss, liability, tax or expense (including reasonable attorneys’ fees and expenses, the fees of experts and agents and any reasonable extraordinary out-of-pocket expenses) (other than liability arising from the JCA Control Agent’s gross negligence or willful misconduct) and all losses, costs, expenses and liabilities (other than those caused by the JCA Control Agent’s gross negligence or willful misconduct) incurred by the JCA Control Agent in acting as JCA Control Agent in accordance with this Section 2(g), including the administration and enforcement of this Agreement and the costs of defending any claim or bringing any claim to enforce the indemnification obligations under this Section 2(g). APCo Joint Bond Trustee and WPCo Joint Bond Trustee hereby waive all liability of the JCA Control Agent (other than liability arising from the JCA Control Agent’s gross negligence or willful misconduct) and all claims for losses, costs, expenses and liabilities (other than those caused by the JCA Control Agent’s gross negligence or willful misconduct) incurred by APCo Joint Bond Trustee or WPCo Joint Bond Trustee related to the JCA Control Agent acting in accordance with this Section 2(g). This Section 2(g) shall survive the termination of this Agreement and the resignation or removal or the parties hereto.

(v) The JCA Control Agent shall be entitled to advice of counsel, accountants and other experts concerning all matters and duties hereunder, and APCo or WPCo, as applicable, in all cases, shall pay such reasonable compensation to any attorney, agent, receiver, or employee retained or employed by it in connection herewith. The JCA Control Agent may act upon the opinion or advice of any counsel or accountant selected by it in the exercise of reasonable care, which shall be full and complete authorization and protection in respect of any action or inaction based on its good faith reliance upon such opinion or advice.

(vi) The JCA Control Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor any fiduciary relationship with APCo Joint Bond Issuer, WPCo Joint Bond Issuer, APCo Joint Bond Trustee, WPCo Joint Bond Trustee or any bondholder (except to the extent holding Joint CRR Property in trust in accordance with the terms hereof) and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the JCA Control Agent shall be read into this Agreement or otherwise exist for the JCA Control Agent. The right of the JCA Control Agent to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the JCA Control Agent shall not be answerable for other than its willful misconduct or gross negligence in the performance of such act. Except for actions which the JCA Control Agent is expressly required to take pursuant to this Agreement for which the JCA Control Agent has received indemnity satisfactory to the JCA Control Agent and, if reasonably required, security from APCo or WPCo, as applicable, against any and all liability and expense which may be incurred in taking or continuing to take such action, the JCA Control Agent shall not be required to take any action which exposes the JCA Control Agent to personal liability, nor shall the JCA Control Agent be required to expend or risk its own funds or otherwise incur any liability (financial or otherwise) in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, without indemnity satisfactory to the JCA Control Agent and, if reasonably required, security from APCo or WPCo, as applicable. In no event shall the JCA Control Agent be required to take any action which is contrary to applicable law or the terms of this Agreement.

(vii) No provision of this Agreement shall be construed to relieve the JCA Control Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that (1) the JCA Control Agent shall not be liable for any error of judgment made in good faith by an officer or employees of the JCA Control Agent, unless it shall be conclusively determined by a court of competent jurisdiction that the JCA Control Agent was grossly negligent in ascertaining the pertinent facts and the JCA Control Agent shall not be liable for any act or omission believed in good faith by it to be within its powers and (2) the JCA Control Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the APCo Joint Bond Trustee or the WPCo Joint Bond Trustee, or exercising any trust or power conferred upon the JCA Control Agent, under this Agreement.

(viii) The JCA Control Agent may conclusively rely upon, and shall be fully protected in acting or refraining from acting based upon, any notice, order, requisition, request, consent, certificate, opinion, affidavit, letter, resolution, written statement, instrument, electronic communication, report, bond, debenture, note, other evidence of indebtedness or other paper or document signed or sent by the proper person or persons, and the JCA Control Agent shall have no duty to investigate, recompile, recalculate or otherwise verify the accuracy of any information provided to it by any party to this Agreement and shall have no liability for any error or inaccuracy in any reports resulting from the use of such information. Without limiting the foregoing, the JCA Control Agent may conclusively rely in good faith, as to the truth of the statements and the correctness of the information stated in any report, certificate or payment instruction provided by APCo or WPCo, and the JCA Control Agent shall have no duty to examine the same or to determine whether or not they conform as to form to the requirements of this Agreement or any duty to inquire as to any matters stated therein.

(ix) The JCA Control Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of any CRR Charges or any CRR Property, for the legality, effectiveness or sufficiency of any security document, or for the creation, perfection, priority, sufficiency or protection of any liens securing any CRR Bonds. The JCA Control Agent shall have no duty (A) to see to any recording, filing, or depositing of any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the CRR Charges or any CRR Property.

(x) The JCA Control Agent shall not be deemed to have knowledge or notice of any fact, matter or event unless the JCA Control Agent has actual knowledge thereof or unless written notice of such fact, matter or event is received by the JCA Control Agent and such notice references the fact, matter or event and this Agreement. The JCA Control Agent shall not be presumed to have knowledge of any default or event of default or any other matter under any Basic Documents (as defined in the APCo Joint Bond Indenture and in WPCo Joint Bond Indenture), unless the JCA Control Agent shall be specifically notified in writing of such default by APCo, WPCo, APCo Joint Bond Trustee or WPCo Joint Bond Trustee, as applicable. The JCA Control Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement, whether or not an original or a copy of such agreement has been provided to the JCA Control Agent, and shall have no duty to know or inquire as to the performance or nonperformance of any provision of any other agreement, instrument, or document other than this Agreement.

(xi) In no event shall the JCA Control Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, epidemics or pandemics, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer systems or services; it being understood that the JCA Control Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. In no event shall the JCA Control Agent be liable for the failure to perform its duties hereunder if such failure is a direct or proximate result of another party’s failure to perform its obligations hereunder.

(xii) To the fullest extent permitted by law and notwithstanding any anything in this Agreement to the contrary, the JCA Control Agent shall not be personally liable for (A) special, indirect, consequential or punitive damages, however styled, including, without limitation, lost profits or (B) the acts or omissions of any account bank.

If, as a result of an error in the calculation or implementation of an “APCo Transfer Amount” or “WPCo Transfer Amount” (each as defined in the APCo Joint Bond Indenture or WPCo Joint Bond Indenture, as applicable), amounts are transferred from the Joint Collection Account to a Payment Account in excess of the amount properly allocable to the applicable Joint Bond Issuer, the Joint Servicers shall have the right to instruct the APCo Joint Bond Trustee or WPCo Joint Bond Trustee, as applicable, to transfer, solely to the extent of amounts then on deposit in the applicable General Subaccount (as defined in the APCo Joint Bond Indenture or WPCo Joint Bond Indenture, as applicable) of such Payment Account, such excess amount from such General Subaccount back to the Joint Collection Account for proper allocation and transfer in accordance with this Agreement and the applicable Servicing Agreement.

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financial statements or mortgages or filings under applicable law.

SECTION 4. Servicing.

(a) Pursuant to Section 2, APCo, in its role as APCo Initial Servicer and APCo Joint Servicer, and WPCo, in its role as WPCo Joint Servicer, shall allocate and remit funds received from their respective retail electric customers for the APCo Initial Bonds, APCo Joint Bonds, and WPCo Joint Bonds respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”).

(i) In the event that the APCo Initial Bond Trustee, the APCo Joint Bond Trustee or the WPCo Joint Bond Trustee (each, so long as the related CRR Bonds are outstanding, a “Trustee” and each such Trustee collectively, the “Trustees”) is directed in writing to and desires to exercise its right, pursuant to the applicable Servicing Agreement and Indenture, to replace APCo as APCo Initial Servicer or as APCo Joint Servicer or to replace WPCo as WPCo Joint Servicer, respectively, in its role as the provider of the corresponding Allocations Services in accordance with the applicable Servicing Agreements, the party directed to exercise such right shall promptly give written notice to the others (the “Servicer Notice”) in accordance with the notice provisions of this Agreement and seek written directions from the other relevant parties pursuant to the applicable Servicing Agreement and Indenture with respect to the person who would replace the Servicer in such capacities. Any successor in such capacities shall be agreed to by all of the Trustees (as directed in writing pursuant to the underlying applicable Servicing Agreement and Indenture) within ten (10) Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below) and the provisions of the applicable Servicing Agreements. “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in Charleston, West Virginia, Columbus, Ohio, Chicago, Illinois, or New York, New York. The person named as replacement APCo Initial Servicer and APCo Joint Servicer in accordance with this Section 4 is referred to herein as the “APCo Replacement Servicer.” The person named as replacement WPCo Joint Servicer in accordance with this Section 4 is referred to herein as the “WPCo Replacement Servicer”, and the APCo Replacement Servicer and the WPCo Replacement Servicer are collectively known as the “Replacement Servicers” and each a “Replacement Servicer”. In the event that the Trustees are not directed to agree on a Replacement Servicer, any Trustee may petition a court of competent jurisdiction for the appointment of such Replacement Servicer.

(ii) In the event that any Trustee is entitled to or is directed to exercise its right, pursuant to the applicable Servicing Agreement and Indenture, to redirect collections relating to the APCo Initial CRR Property, the APCo Issuer Share of Joint CRR Property or the WPCo Issuer Share of Joint CRR Property (as the case may be), any redirection of funds shall be either to (A) the applicable Replacement Servicer or (B) if there is no Replacement Servicer, to the Designated Account with the Designated Account Holder chosen in accordance with the provisions set forth below, on or before the tenth Business Day occurring from and after the date of the Servicer Notice. The “Designated Account” shall be an “Eligible Account” (as defined in the Indentures) and shall be held for the benefit of the Trustees as their respective interests may appear. The “Designated Account Holder” shall be a financial institution for which all of the Trustees are directed to designate, subject to satisfaction of the Rating Agency Condition, to hold and allocate amounts in the Designated Account for the benefit of the Trustees as their respective interests may appear as provided in subsection (b) of this Section 4. In the event that the Trustees are not directed to agree upon a Designated Account Holder on or before the tenth Business Day occurring from and after the date of the Servicer Notice, the holders of a majority (by amount) of the aggregate CRR Bonds outstanding shall direct the applicable Trustee to appoint such Designated Account Holder selected by such majority holders, subject to the satisfaction of the Rating Agency Condition. None of the Trustees shall have any liability for selection of the Designated Account Holder. The parties hereto agree that the Designated Account Holder for the Trustees shall be the same entity.

(b) Upon exercise by any Trustee of its rights to redirect collections relating to the APCo Initial CRR Property, the APCo Issuer Share of Joint CRR Property or the WPCo Issuer Share of Joint CRR Property, respectively, and in the absence of a Replacement Servicer, the parties agree that all collections relating to the APCo Initial CRR Property, the APCo Issuer Share of Joint CRR Property and the WPCo Issuer Share of Joint CRR Property shall be deposited into the Designated Account and that the Designated Account Holder shall be instructed jointly by APCo and WPCo (or in the absence of joint instructions, by APCo) to (i) allocate and remit funds from such Designated Account, in amounts calculated by APCo and WPCo, as applicable, with such calculations provided to the Designated Account Holder on a daily basis to the persons entitled thereto, being the APCo Initial Bond Trustee in the case of all collections relating to the APCo Initial CRR Property, the APCo Joint Bond Trustee in the case of all collections relating to the APCo Issuer Share of Joint CRR Property, and the WPCo Joint Bond Trustee in the case of all collections relating to the WPCo Issuer Share of Joint CRR Property (in each instance, other than in the case of late payment penalties, which shall be allocated and remitted as described in Section 2(b) and Section 2(c)); and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocation as provided in clause (i). The fees and expenses of the Designated Account Holder shall be payable from amounts deposited into the Designated Account on a pro rata basis as between collections relating to the APCo Initial CRR Property, the APCo Issuer Share of Joint CRR Property and the WPCo Issuer Share of Joint CRR Property; provided, that that portion of those fees and expenses allocable to collections relating to the APCo Initial CRR Property, the APCo Issuer Share of Joint CRR Property and the WPCo Issuer Share of Joint CRR Property shall be payable by the APCo Initial Servicer, the APCo Joint Servicer and the WPCo Joint Servicer, respectively, from the servicer fees provided for in the APCo Initial Servicing Agreement, the APCo Issuer Servicing Agreement and the WPCo Issuer Servicing Agreement, respectively. The APCo Initial Bond Trustee, the APCo Initial Bond Issuer, the APCo Joint Bond Trustee, the APCo Joint Bond Issuer, the WPCo Joint Bond Trustee and the WPCo Joint Bond Issuer shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Designated Account Holder.

(c) Anything in this Agreement to the contrary notwithstanding, any action taken by any of the Trustees to appoint a Replacement Servicer or designate the Designated Account pursuant to this Section 4 shall be subject to the Rating Agency Condition and the consent, if required by law or any Financing Order (as defined in the Indentures), of the Public Service Commission of West Virginia (the “Commission”). For the purposes of this Agreement, the “Rating Agency Condition” means, with respect to any such action, satisfaction of the “Rating Agency Condition” as such term is defined in each Indenture under which any CRR Bonds remain outstanding at the time of such action. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Servicer any and all records and other data relevant to the APCo Initial CRR Property, the APCo Issuer Share of Joint CRR Property and the WPCo Issuer Share of Joint CRR Property which it may have in its possession or may from time to time receive from the Servicers or any predecessor APCo Initial Servicer, the APCo Joint Servicer or the WPCo Joint Servicer or any successor thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Servicers hereby consent to the release of information regarding the Servicers pursuant to this Section 5.

SECTION 6. No Joint Venture. Nothing herein contained shall be deemed as effecting a joint venture among any of the APCo Initial Bond Parties, APCo Joint Bond Parties or WPCo Joint Bond Parties.

SECTION 7. Method of Adjustment and Allocation.

(a) Each of the parties hereto acknowledges that subject to the requirements of Section 2 that:

(i) the APCo Initial Servicer will adjust, calculate and allocate payments of APCo Initial CRR Charges in accordance with Section 4.01 of the APCo Initial Servicing Agreement and Section 6 of Annex 1 of the APCo Initial Servicing Agreement; and

(ii) the APCo Joint Servicer and the WPCo Joint Servicer will jointly (or in the absence of joint action, the APCo Joint Servicer will) adjust, calculate and allocate payments of APCo Issuer Share of Joint CRR Charges in accordance with Section 4.01 of the APCo Issuer Servicing Agreement and Section 6 of Annex 1 of the APCo Issuer Servicing Agreement, subject to the adjustments in clauses (iv) and (v) below;

(iii) the APCo Joint Servicer and the WPCo Joint Servicer will jointly (or in the absence of joint action, the APCo Joint Servicer will) adjust, calculate and allocate payments of WPCo Issuer Share of Joint CRR Charges in accordance with Section 4.01 of the WPCo Issuer Servicing Agreement and Section 6 of Annex 1 of the WPCo Issuer Servicing Agreement, subject to the adjustments in clauses (iv) and (v) below;

(iv) notwithstanding Section 4.01 of the APCo Issuer Servicing Agreement or Section 4.01 of the WPCo Issuer Servicing Agreement, the APCo Joint Servicer and the WPCo Joint Servicer shall determine the Joint CRR Charges in connection with a “True-Up Adjustment” (as defined in the applicable Indenture) as follows:

A.	the APCo Joint Servicer shall:

(1) calculate the APCo Issuer Share of Joint CRR Charges in accordance with the applicable clause of Section 4.01 of the APCo Issuer Servicing Agreement using the “Periodic Billing Requirement” and the “Periodic Payment Requirements” under, and each as defined in, the APCo Joint Bond Indenture without taking into effect the adjustment in clause (C) below; and

(2) allocate such APCo Issuer Share of Joint CRR Charges among the “CRR Rate Classes” specified in the APCo Issuer Servicing Agreement in order to determine a rate (expressed as a percent) for the allocated APCo Issuer Share of Joint CRR Charges such CRR Rate Class (for each CRR Rate Class, the “APCo Bonds Standalone CRR Charge Rate”);

B.	the WPCo Joint Servicer shall:

(1) calculate the WPCo Issuer Share of Joint CRR Charges in accordance with the applicable clause of Section 4.01 of the WPCo Issuer Servicing Agreement using the “Periodic Billing Requirement” and the “Periodic Payment Requirements” under, and each as defined in, the WPCo Joint Bond Indenture without taking into effect the adjustment in clause (C) below; and

(2) allocate such WPCo Issuer Share of Joint CRR Charges among the “CRR Rate Classes” specified in the WPCo Issuer Servicing Agreement in order to determine a rate (expressed as a percent) for the allocated WPCo Issuer Share of Joint CRR Charges such CRR Rate Class (for each CRR Rate Class, the “WPCo Bonds Standalone CRR Charge Rate”);

C.	the APCo Joint Servicer and the WPCo Joint Servicer shall jointly (or, in the absence of joint action, the APCo Joint Servicer shall):

(1) for each CRR Rate Class, calculate a “Joint CRR Charge Rate” equal to the sum of the APCo Bonds Standalone CRR Charge Rate and the WPCo Bonds Standalone CRR Charge Rate for such CRR Rate Class;

(2) file the Joint CRR Charge Rate for each CRR Rate Class with the Commission not less than 15 days prior to the first day of the month in which the revised Joint CRR Charge Rates will become effective;

(3) make all required public notices and other filings with the Commission to reflect the revised Joint CRR Charge Rates, including any “Amendatory Schedule” (as defined in the applicable Indenture), including the public notice through publication of a Class I legal advertisement in Kanawha County required under Section 24-2-4h(k)(2) of the Securitization Law, and otherwise take all other actions required by the Servicers in connection with a True-Up Adjustment under each of the APCo Issuer Servicing Agreement and WPCo Issuer Servicing Agreement; and

(4) following the calculation and filing of the revised Joint CRR Charge Rates, calculate the resulting revised Joint CRR Charges by applying the applicable Joint CRR Charge Rate for each CRR Rate Class to the applicable energy (kWh) and/or demand (kW) billing units, as applicable, in accordance with the CRR Rate Schedule; and

(v) upon the effectiveness of the revised Joint CRR Charge Rates, such resulting revised Joint CRR Charges calculated in clause (iv)(C)(4) thereafter, (A) as applied to APCo’s and WPCo’s retail electric customers pursuant to the APCo Issuer Servicing Agreement, shall constitute the APCo Issuer Share of Joint CRR Charges and (B) as applied to APCo’s and WPCo’s retail electric customers pursuant to the WPCo Issuer Servicing Agreement, shall constitute the WPCo Issuer Share of Joint CRR Charges.

(b) Each of the parties hereto hereby acknowledges that:

(i) none of the APCo Initial Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the APCo Issuer Servicing Agreement or Annex 1 thereto, or the WPCo Issuer Servicing Agreement or Annex 1 thereto, or any adjustment, calculation and allocation thereunder,

(ii) none of the APCo Joint Bond Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the APCo Initial Servicing Agreement or Annex 1 thereto, or the WPCo Issuer Servicing Agreement or Annex 1 thereto, or any adjustment, calculation and allocation thereunder, and

(iii) none of the WPCo Joint Bond Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the APCo Initial Servicing Agreement and Annex 1 thereto, or the APCo Issuer Servicing Agreement and Annex 1 thereto, or any adjustment, calculation and allocation thereunder.

(c) Accordingly:

(i) each of the APCo Initial Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of (A) the APCo Joint Servicer in making adjustments, calculations and allocations under the APCo Issuer Servicing Agreement and Annex I thereto and under the WPCo Issuer Servicing Agreement and Annex I thereto and (B) the WPCo Joint Servicer in making adjustments, calculations and allocations under the APCo Issuer Servicing Agreement and Annex I thereto and under the WPCo Issuer Servicing Agreement and Annex I thereto;

(ii) each of the APCo Joint Bond Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of (A) the APCo Initial Servicer in making adjustments, calculations and allocations under the APCo Initial Servicing Agreement and Annex I thereto and (B) the WPCo Joint Servicer making adjustments, calculations and allocations under the APCo Issuer Servicing Agreement and Annex I thereto and under the WPCo Issuer Servicing Agreement and Annex I thereto; and

(iii) each of the WPCo Joint Bond Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of (A) the APCo Initial Servicer in making adjustments, calculations and allocations under the APCo Initial Servicing Agreement and Annex I thereto and (B) the APCo Joint Servicer in making adjustments, calculations and allocations under the APCo Issuer Servicing Agreement and Annex I thereto and under the WPCo Issuer Servicing Agreement and Annex I thereto.

(d) None of the foregoing acknowledgements shall relieve APCo or WPCo of any of their respective obligations to make payments in accordance with the terms of the APCo Initial Sale Agreement, the APCo Joint Bond Sale Agreement or the WPCo Joint Bond Sale Agreement, nor shall it relieve the APCo Initial Servicer, the APCo Joint Servicer or the WPCo Joint Servicer of their obligations under the APCo Initial Servicing Agreement, the APCo Issuer Servicing Agreement or the WPCo Issuer Servicing Agreement, respectively.

SECTION 8. Termination. This Agreement shall terminate at such time as there is only one outstanding issue of CRR Bonds, except that the understandings and acknowledgements contained in Sections 1, 2 and 3 shall survive the termination of this Agreement. Upon the payment in full of the APCo Initial Bonds this Agreement shall terminate as to the APCo Initial Bond Parties but the parties hereto agree that the provisions hereof shall remain enforceable as among the APCo Joint Bond Parties and the WPCo Joint Bond Parties. Upon the termination, retirement, payment in full or similar disposition of any issuance of CRR Bonds, the applicable Servicer with respect to such CRR Bonds shall promptly give written notice to the other parties hereto in accordance with the notice provisions of this Agreement.

SECTION 9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WEST VIRGINIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party. Notwithstanding anything herein to the contrary, none of the APCo Initial Bond Trustee, the APCo Joint Bond Trustee nor the WPCo Joint Bond Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the applicable Indenture.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the APCo Initial Bond Issuer, the APCo Initial Bond Trustee for the benefit of itself and the other secured parties under the APCo Initial Indenture, the APCo Joint Bond Issuer, the APCo Joint Bond Trustee for the benefit of itself and the other secured parties under the APCo Joint Bond Indenture, the WPCo Joint Bond Issuer, the WPCo Joint Bond Trustee for the benefit of itself and the other secured parties under the WPCo Joint Bond Indenture, the holders of the CRR Bonds, APCo, WPCo and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Amendments. In the event that APCo or WPCo hereafter causes “consumer rate relief property” (as defined in either Securitization Law) to be created under any financing order and acts as servicer for the consumer rate relief bonds issued pursuant to such financing order, the parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such consumer rate relief bonds, the indenture trustee therefor, and the servicer of such consumer rate relief property and (ii) to reflect the rights and obligations of such parties with respect to such consumer rate relief property on terms substantially similar to the rights and obligations of the issuers, trustees and servicers currently party hereto; provided that no such amendment shall be effective unless (x) evidenced by written instrument signed by the parties hereto and such additional parties and (y) the Rating Agency Condition shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or the Holders (as defined in the respective Indenture) than those contained herein. None of the APCo Initial Bond Trustee, the APCo Joint Bond Trustee nor the WPCo Joint Bond Trustee shall be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the applicable Indenture.

SECTION 13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14. Counterparts; Electronic Signature. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may be electronically signed, and any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider as specified in writing to the Trustees and the JCA Securities Intermediary) appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement may be made by facsimile, email or other electronic transmission.

SECTION 15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or any of the Indentures, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the last of the CRR Bonds, acquiesce, petition or otherwise invoke or cause any of the APCo Initial Bond Issuer, the APCo Joint Bond Issuer or the WPCo Joint Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the APCo Initial Bond Issuer, the APCo Joint Bond Issuer or the WPCo Joint Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the APCo Initial Bond Issuer, the APCo Joint Bond Issuer or the WPCo Joint Bond Issuer, or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the APCo Initial Bond Issuer, the APCo Joint Bond Issuer or the WPCo Joint Bond Issuer.

SECTION 16. Trustees. USBTC, as APCo Initial Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the APCo Initial Indenture. USBTC, as APCo Joint Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the APCo Joint Bond Indenture. USBTC, as WPCo Joint Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the WPCo Joint Bond Indenture.

SECTION 17. Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by email transmission, first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit A hereto or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

APPALACHIAN POWER COMPANY, as APCo, APCo Initial Servicer, APCo Joint Servicer and as APCo Collection Agent

By:
Name:
Title:

WHEELING POWER COMPANY, as WPCo and WPCo Joint Servicer

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as APCo Initial Bond Trustee, APCo Joint Bond Trustee and WPCo Joint Bond Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as JCA Securities Intermediary

By:
Name:
Title:

Signature Page to

CRR Property Intercreditor Agreement

APPALACHIAN CONSUMER RATE RELIEF FUNDING LLC, as APCo Initial Bond Issuer

By:
Name:
Title:

APPALACHIAN CONSUMER RATE RELIEF FUNDING II LLC, as APCo Joint Bond Issuer

By:
Name:
Title:

WHEELING CONSUMER RATE RELIEF FUNDING LLC, as WPCo Joint Bond Issuer

By:
Name:
Title:

Signature Page to

CRR Property Intercreditor Agreement

EXHIBIT A

NOTICE ADDRESSES

Appalachian Power Company

1 Riverside Plaza

Columbus, Ohio 43215

Attention: Treasurer

Telephone: (614) 716-1000

Email: Treasury_Operations_AEP@aep.com

Appalachian Consumer Rate Relief Funding LLC

200 Association Drive, 02

Charleston, West Virginia 25311

Attention: Managers

Telephone: (614) 716-1522

Email: Treasury_Operations_AEP@aep.com

Appalachian Consumer Rate Relief Funding II LLC

200 Association Drive, 02

Charleston, West Virginia 25311

Attention: Managers

Telephone: (614) 716-1000

Email: Treasury_Operations_AEP@aep.com

Wheeling Power Company

1 Riverside Plaza

Columbus, Ohio 43215

Attention: Treasurer

Telephone: (614) 716-1000

Email: Treasury_Operations_AEP@aep.com

Wheeling Consumer Rate Relief Funding LLC

201 Jacob Street

Wheeling, West Virginia 26003

Attention: Managers

Telephone: (614) 716-1523

Email: Treasury_Operations_AEP@aep.com

U.S. Bank Trust Company, National Association

190 South LaSalle Street, 7th Floor, MK-IL-SL7R

Chicago, Illinois 60603

Attention: Corporate Trust Services

Telephone: (312) 332-7454, (312) 332-7531

Email: jacqueline.reyes@usbank.com, mayann.turbak@usbank.com